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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 1, 2001
                                                   ----------------


                         Commission File No. 001-16111
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                              Global Payments Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Georgia                                  58-2567903
          -------                                  ----------
          (State or other jurisdiction of          (IRS Employer
          incorporation)                           Identification Number)


     Four Corporate Square, Atlanta, Georgia       30329
     ---------------------------------------       -----
     (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code (404) 728-2363
                                                          --------------


                                      N/A
                                      ---
            (Former name, former address and former fiscal year, if
                            changed since last year)
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Item 9.  Regulation FD Disclosure
         ------------------------

With the completion of the spin-off of the Company from National Data Corporation, many Global Payments' investors and analysts have requested that we update our previous earnings per share guidance for dilution due to stock options outstanding. Accordingly, we are providing the following information on this report in accordance with the SEC's Regulation FD:

     We anticipate reporting pro forma diluted earnings per share for the year ended May 31, 2001 of $0.98 to $1.03. Based on our outstanding stock options and the average market price of the stock on January 31, 2000, we expect the impact of stock options, if exercised, to be an additional 500,000 to 650,000 shares outstanding for the calculation of diluted earnings per share for the year ended May 31, 2001.

This information should be read in conjunction with the management's discussion and analysis included in our quarterly report filed on Form 10-Q on January 2, 2001, for the period ending November 30, 2000.


Forward-Looking Information

     When used in this Current Report on Form 8-K, in documents incorporated herein and elsewhere by management of Global Payments Inc. ("Global Payments" or the "Company"), from time to time, the words "believes," "anticipates," "expects," "intends," "plans" and similar expressions and statements that are necessarily dependent on future events are intended to identify forward-looking statements concerning the Company's business operations, economic performance and financial condition, including in particular, the Company's business strategy and means to implement the strategy, the Company's objectives, the amount of future capital expenditures, the likelihood of the Company's success in developing and introducing new products and expanding its business, and the timing of the introduction of new and modified products or services. For such statements, the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 is applicable and invoked. Such statements are based on a number of assumptions, estimates, projections or plans that are inherently subject to significant risks, uncertainties and contingencies that are subject to change. Actual revenues, revenue growth and margins will be dependent upon all such factors and their results subject to risks related to the implementation of changes by the Company, the failure to implement changes, and customer acceptance of such changes or lack of change. Actual results of events could differ materially from those anticipated in the Company's forward-looking statements, as a result of a variety of factors, including: (a) those set forth in Risk Factors in the Company's Information Statement included in the Registration Statement on Form 10 which are incorporated herein by this reference; (b) those set forth elsewhere herein; (c) those set forth from time to time in the Company's press releases and reports and other filings made with the Securities and Exchange Commission; and (d) those set
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forth from time to time in the Company's analyst calls and discussions. The
Company cautions that such factors are not exclusive. Consequently, all of the forward-looking statements made herein are qualified by these cautionary statements and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update forward looking or other statements or to publicly release the results of any revisions of such forward-looking statements that may be made to reflect events or circumstances after the date hereof, or thereof, as the case may be, or to reflect the occurrence of unanticipated events.
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                                   SIGNATURES
                                   ----------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NATIONAL DATA CORPORATION
                                          -------------------------
                                                (Registrant)

                                          By: /s/ James G. Kelly
                                             -----------------------
                                             James G. Kelly
                                             Chief Financial Officer
                                             (Principal Financial Officer
                                             and Chief Accounting Officer)

Date:  February 7, 2001